Thomas & Betts Shareholders to vote on acquisition by ABB on May 2, 2012

•	Thomas & Betts files definitive proxy statement relating to proposed acquisition

•	Companies provide update on pending regulatory approvals

Zurich, Switzerland and Memphis, Tennessee, March 30, 2012 – ABB Ltd (NYSE: ABB), the leading power and automation technology group, and Thomas & Betts Corporation (NYSE: TNB), a North American leader in low voltage products, today announced that Thomas & Betts has scheduled a special meeting of its shareholders to be held on May 2, 2012. At the meeting, Thomas & Betts shareholders will vote on the approval of the merger agreement pursuant to which ABB will acquire Thomas & Betts for $72 per share in cash. Thomas & Betts has filed a definitive proxy statement with the United States Securities and Exchange Commission relating to the special meeting.

The companies also provided an update on their progress in obtaining the regulatory approvals for the acquisition.

In the United States, ABB has voluntarily withdrawn and re-filed its notification under the Hart-Scott-Rodino Antitrust Improvements Act.  As a result, the waiting period which was previously expected to expire on April 2, 2012, is now expected to expire on April 30, 2012.  ABB decided to take this action in order to give the Antitrust Division of the United States Department of Justice (DOJ) additional time to complete its review of the transaction.  Both ABB and Thomas & Betts remain confident that the DOJ will conclude that the transaction raises no antitrust concerns.

ABB has filed its notification of the transaction to the European Commission and the waiting period is expected to expire on May 11, 2012.

In addition, on March 28, 2012 the Brazilian antitrust regulator cleared ABB's acquisition of Thomas & Betts.  The companies have also applied for regulatory approval in Canada and Turkey.

While a definitive closing date cannot yet be determined, ABB and Thomas & Betts continue to expect that the transaction will close in mid-2012.

ABB forward-looking statements

This press release contains "forward-looking statements" relating to the acquisition of Thomas & Betts by ABB. Such forward-looking statements are based on current expectations but are subject to risks and uncertainties, many of which are difficult to predict and are beyond the control of ABB, which could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Among other risks and uncertainties, there can be no guarantee that the acquisition will be completed, or if it is completed, that it will close within the anticipated time frame. Additional risks and uncertainties relating to the acquisition include: required regulatory approvals may not be obtained in a timely manner, if at all; the anticipated benefits of the acquisition, including synergies, may not be realized; and the integration of Thomas & Betts' operations with those of ABB may be materially delayed or more costly or difficult than expected. Forward-looking statements in the press release should be evaluated together with the many uncertainties that affect ABB's business, particularly those identified in the cautionary factors discussion in ABB's Annual Report on Form 20-F for the year ended Dec. 31, 2011. ABB undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Thomas & Betts forward-looking statements

This press release includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts and are subject to risks and uncertainties in the operations, business, economic and political environment of Thomas & Betts. Forward-looking statements may be identified by the use of words such as "achieve," "should," "could," "may," "anticipates," "expects," "might," "believes," "intends," "predicts," "will" and other similar expressions. These statements are based on the current expectations and beliefs of Thomas & Betts, and involve a number of risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to: 1) the possibility that Thomas & Betts and ABB may be unable to obtain shareholder or regulatory approvals required for the merger; 2) the risk that a condition to closing of the proposed transaction may not be satisfied; 3) Thomas & Betts' and ABB's ability to consummate the proposed merger, including the financing thereof; 4) the businesses may suffer as a result of uncertainties surrounding the merger; 5) the ability of Thomas & Betts to retain and hire key personnel and maintain relationships with providers or other business partners; and 6) the industry may be subject to future regulatory or legislative actions and other risks that are described in the SEC reports filed or furnished by Thomas & Betts and ABB. In addition, any statements regarding Thomas & Betts' projected 2012 sales and earnings; the future demand for Thomas & Betts' products and services, including the present spending trends by our customers; and Thomas & Betts' future performance as delineated in our forward-looking guidance, and particularly our expectations with respect to sales and foreign exchange impact, constitute forward-looking statements. Such forward-looking statements are based on Thomas & Betts' current expectations and beliefs and involve a number of risks and uncertainties that are difficult to predict and that may cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to: the availability and cost of raw materials; changes in customer demand; loss of key personnel; changes in customer credit; changes in laws or governmental policies; interest rate and foreign currency exchange rate fluctuations; changes in tax regulations and laws; changes in generally accepted accounting principles; and changes in business, political or economic conditions due to the threat of future terrorist activity or acts of war in the U.S. or other parts of the world. A further description of these risks, uncertainties, and other matters can be found in the Risk Factors detailed in Thomas & Betts' Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed with the SEC on February 17, 2012, as well as other filings Thomas & Betts makes with the SEC.

Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Thomas & Betts. Thomas & Betts assumes no obligation and expressly disclaims any duty to update information contained in this filing except as required by law.

Additional information

This press release may be deemed to be solicitation material in respect of the proposed merger between Thomas & Betts and a subsidiary of ABB. In connection with the proposed merger, Thomas & Betts has filed a definitive proxy statement with the SEC. Before making any voting or investment decisions, investors and security holders are urged to read the definitive proxy statement and any other relevant documents filed with the SEC because they contain important information about the proposed merger. The definitive proxy statement will be mailed to the shareholders of Thomas & Betts seeking their approval of the proposed merger. Thomas & Betts' shareholders may also obtain a copy of the definitive proxy statement free of charge by directing a request to: Thomas & Betts Corporation, 8155 T&B Boulevard, Memphis, TN, 38125, Attention: General Counsel. In addition, the definitive proxy statement is available free of charge at the SEC's website, www.sec.gov or shareholders may access copies of the documentation filed with the SEC by Thomas & Betts on its website at www.tnb.com.

Thomas & Betts and its directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies of Thomas & Betts shareholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Thomas & Betts directors and executive officers by reading Thomas & Betts'

proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on March 11, 2011. Additional information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in the definitive proxy statement and other relevant materials filed by Thomas & Betts with the SEC in connection with the proposed merger.

For more information please contact:

ABB Media Relations:	ABB Investor Relations:	Thomas & Betts Media and Investor Relations:
Thomas Schmidt, Antonio Ligi	Switzerland: Tel. +41 43 317 7111	Tricia Bergeron, Tel. +1 (901) 252 8266
(Zurich, Switzerland)	USA: Tel. +1 203 750 7743	tricia.bergeron@tnb.com
Tel. +41 43 317 6568	investor.relations@ch.abb.com
media.relations@ch.abb.com